EXHIBIT 24



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 of U.S. Pawn, Inc. ("Registration Statement") of our report dated February 13, 1997, included in U.S. Pawn, Inc.'s Form 10-KSB for the year ended December 31, 1996, and to all references to our firm included in this Registration Statement.




                                                AJ. ROBBINS, P.C.

Denver, Colorado
April 17, 1997



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